MERRILL LYNCH
CONVERTIBLE
FUND, INC.





FUND LOGO





Annual Report

August 31, 1998



Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent T. Lathbury III, Senior
  Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Daniel A. Luchansky, Vice President
Barton A. Vogel, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
Chase MetroTech Center
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Convertible Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH CONVERTIBLE FUND, INC.


DEAR SHAREHOLDER

The fiscal year ended August 31, 1998 was a difficult one for the convertible market, and Merrill Lynch Convertible Fund, Inc. was not immune to this weakness. Equities traded in a wide range, and there was increased volatility during the period. Stock prices rallied through early October 1997, then fell sharply in the worst one-day point decline (554 points) in the history of the Dow Jones Industrial Average (DJIA) on fears caused by the Asian currency crisis and deflationary trends in the Pacific Basin. Stock prices bottomed in mid-January 1998, and rallied strongly from April through mid-July. Smaller-capitalization stocks in indexes such as the Russell 2000 Index peaked first in mid-April. The larger stocks in indexes such as the DJIA, the Standard & Poor's 500 Composite Index and the National Association of Securities Dealers Automated Quotations (NASDAQ) Composite Index peaked in mid-July. Thereafter, equities collapsed again on new concerns precipitated by Russia's de facto default on its government obligations and fear that the deflationary trends being felt elsewhere around the world might spread to the US economy.

Long-term interest rates fell from a high of 6.69% near the beginning of the Fund's fiscal year to a low of 5.27% by fiscal year-end. However, credit quality spreads widened late in the period, more than offsetting the positive impact of these lower interest rates on convertible securities prices. For example, according to Goldman Sachs, yield spreads between straight B-rated bonds and Treasury securities of similar maturities widened from 350 basis points (3.50%) to more than 600 basis points in August 1998 alone. This was one of the most rapid deteriorations in credit quality spreads in history and negatively affected the convertible market.


Fiscal Year in Review
A confluence of negative factors impacted the Fund during the fiscal year ended August 31, 1998. There were three overall market trends that had a negative impact on performance. The first was a bear market in secondary stocks, accompanied by very poor market internals and breadth. Investors showed a preference for stocks of larger, more well-established companies over smaller ones. For example, the unmanaged Russell 2000 Equity Index's total return declined 19.40% during the fiscal year ended August 31, 1998 as compared to a rise of 0.61% for the DJIA. According to Donaldson Lufkin & Jenrette, as of August 31, 1998 an average unweighted sample of 6,625 companies on the New York Stock Exchange and NASDAQ showed the average stock down over 40% from its 52-week high. Half of the stocks in the sample had experienced price declines of 50% or more. Merrill Lynch Convertible Fund, Inc., which is invested mostly in smaller value-type secondary issues, experienced a decline of 16.2% in its Class A Shares from the high during its fiscal year. The second trend was a shift in investor's preference for growth over value investing. Lastly, as mentioned earlier, credit quality spreads widened significantly during the fiscal year, which negatively impacted the market prices of convertible securities.

In the security specific category, the Fund's performance was negatively affected by weakness in the energy sector, an area that we recently emphasized. This industry sector was the largest in our portfolio, accounting for 11.7% of the Fund's net assets. We believe that many companies in this sector represent value, having fallen substantially in response to weakness in oil prices, warm weather and reduced demand from Asia. While it is difficult to call the exact bottom, we continued to find this sector of the market a compelling long-term value. A recent report indicated that energy company insiders have been buying their companies' common stocks recently, reinforcing our view.

Automotive parts, the second-largest industry represented in the Fund at about 11.1% of net assets on August 31, 1998, was negatively impacted by the General Motors strike. The metal producers, including the steel, nickel and, to a lesser extent, copper companies, which accounted for about 7% of the Fund, were affected by this strike as well. Given the low valuations of these companies and the conclusion of the strike, we continued to favor these companies. We also had exposure to the paper companies, which continued to suffer from a weak pricing environment. Many of these companies were trading at valuations consistent with a recessionary environment, possibly signaling that a recession may be forthcoming.


Merrill Lynch Convertible Fund, Inc.
August 31, 1998


The physician practice management companies declined after the bankruptcy of FPA Medical (which the Fund did not own) and poor earnings reports both by industry leaders Medpartners Inc. and PhyCor, Inc. (which were Fund holdings). This raised questions about the industry's viability in light of recent dynamic structural changes within the industry. We sold out of our holdings in these companies and redeployed the capital to sectors we believed offered better prospects.

Finally, the Fund has holdings in Thermo Electron Corporation and six of its satellite companies, many of which have seen their earnings growth weaken, partially as a result of the weakness in the Asian region. These are investment-grade companies, and many of the convertibles sell relatively close to their investment values (and at a discount to par).


Portfolio Matters
We made some substantial transactions in the portfolio since our May quarterly report to shareholders. We favored the defensive characteristics inherent in the healthcare sector and established positions in Genzyme Corporation, a developer of therapeutic and surgical products, and Swiss Life Finance Limited, convertible into Glaxo Wellcome PLC, one of the world's leading pharmaceutical companies. We exchanged our common stock position received from the conversion of Integrated Health Services Inc. 6% convertible debentures for the more defensive 5.75% convertible debentures of the same company. This company is a sub-acute and post-acute healthcare provider. We initiated positions in two major diversified oil companies, Chevron Corp., via a convertible bond issued by Pennzoil Co., and Unocal Capital Trust preferred stock, both investment-grade securities. We also purchased the investment-grade convertible debentures of Diamond Offshore Drilling, Inc., which is an offshore driller of oil and gas wells. We anticipate continued consolidation in the energy sector, and hope to capitalize on this trend.

During the quarter ended August 31, 1998, we also purchased the convertible preferred Fleetwood Capital Trust, a leading producer of manufactured housing, and we added the convertible preferred of Union Pacific Capital Trust, the nation's largest railroad. This was in an effort to capitalize on this downtrodden railroad's anticipated turnaround. As mentioned earlier, we eliminated both physician management companies, Medpartners Inc. and Phycor, Inc., in response to deteriorating fundamentals. We reduced our exposure to Thermo Electron Corporation somewhat by selling the convertibles of Thermo Trex Corporation, a manufacturer of specialized medical equipment. We also reduced our holdings in Thermo Instrument Systems Inc., a manufacturer of analytical instruments, by selling some of our position in both the 4.0% and 4.5% debentures. We sold out of the Fieldcrest Cannon, Inc. bonds convertible into Pillowtex Corp. since the common stock attained our target price. We took profits in the common stocks of Public Storage, Inc., a real estate investment trust, and Magna International, Inc., an auto parts company (although we continue to hold the more defensive convertibles in this company). Finally, we profitably closed out our arbitrage position in Premier Technologies, Inc.

Equity valuations continue to suggest this is not a low risk entry point for equity purchases. Valuation measurements of the major indexes are still extreme. The theory of "reversion to the mean" (the process by which over the long term, valuations tend to revert toward their averages), amplified by an apparent global economic slowdown and continued lower expected domestic earnings growth, suggests a continued cautious stance. We remain defensively postured, owning more convertible bonds with fixed-income characteristics over equity-sensitive securities.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Daniel A. Luchansky)
Daniel A. Luchansky
Vice President and Portfolio Manager



October 9, 1998




Merrill Lynch Convertible Fund, Inc.
August 31, 1998


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" table assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results*
                                                                                        Ten Years/
                                                   12 Month            3 Month       Since Inception
                                                 Total Return        Total Return      Total Return
ML Convertible Fund, Inc. Class A Shares++           -7.03%            -13.89%           +115.51%
ML Convertible Fund, Inc. Class B Shares             -7.76             -14.15            -  5.36
ML Convertible Fund, Inc. Class C Shares             -7.76             -14.07            -  5.30
ML Convertible Fund, Inc. Class D Shares             -6.96             -13.87            -  4.48

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/inception periods are Class A Shares, for the ten years ended 8/31/98 and Class B, Class C &Class D Shares from 8/04/97 to 8/31/98.
++Investment results for Class A Shares prior to August 4, 1997 reflect the performance of the Fund's Capital Shares when the Fund was closed-end.



Merrill Lynch Convertible Fund, Inc.
August 31, 1998



PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the Value Line Convertible Index.

                                       8/88            8/98

ML Convertible Fund, Inc.++--
Class A Shares*+++                    $ 9,475        $20,420

Value Line Convertible Index++++      $10,000        $28,255


A line graph depicting the growth of an investment in the Fund's
Class B, Class C and Class D Shares compared to growth of an investment in the Value Line Convertible Index-All Covertibles.
Beginning and Ending Values are:

                                      8/4/97***        8/98
ML Convertible Fund, Inc.++--
Class B Shares**                      $10,000        $ 9,270

ML Convertible Fund, Inc.++--
Class C Shares**                      $10,000        $ 9,470

ML Global Convertible Fund, Inc.++--
Class D Shares**                      $ 9,475        $ 9,050

Value Line Convertible Index++--
All Convertibles                      $10,000        $ 9,219

[FN]
   *Assuming maximum sales charge currently applicable to Class A
    Shares, transaction costs and other operating expenses, including advisory fees.
  **Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
 ***Commencement of operations.
  ++ML Convertible Fund, Inc. primarily invests in a portfolio of convertible debt securities, convertible preferred stocks and synthetic convertible securities.
++++This unmanaged Index tracks the performance of all convertibles
    (over 590 bonds and preferreds). The Index gives equal weight to each issue and is calculated on a total return basis.
 +++Performance results for Class A Shares prior to August 4, 1997 reflect the performance of the Fund's Capital Shares during the period when the Fund was closed-end. Total return includes capital appreciation/depreciation and income. Convertible Holdings, Inc. (the predecessor fund) was a dual-structure closed-end fund. The performance numbers referenced in the graph are for the Fund's Capital Shares only. As a result, the results do not fully reflect total historical performance since they do not include the performance of the Fund's Income Shares. The average annual total return of the Income Shares over the ten-year period ended July 31, 1997 (date of the conversion to open-end status) was +14.54%. The cumulative ten-year Income Share total return over the same period was +288.62%.

    Past performance is not predictive of future performance.



Merrill Lynch Convertible Fund, Inc.
August 31, 1998



PERFORMANCE DATA (concluded)


Average Annual Total Return

                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**
Class A Shares++*

Year Ended 6/30/98                        +12.24%         +6.34%
Five Years Ended 6/30/98                   +9.67          +8.49
Ten Years Ended 6/30/98                    +8.16          +7.58

[FN]
++Performance results for Class A Shares prior to August 4, 1997 reflect the performance of the Fund's Capital Shares when the Fund was closed-end.
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge currently applicable to Class A
  Shares.


Aggregate Total Return


                                         % Return       % Return
                                       Without CDSC    With CDSC**
Class B Shares*

Inception (8/04/97) through 6/30/98        +7.70%         +4.58%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

Inception (8/04/97)
through 6/30/98                            +7.75%         +6.96%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**
Class D Shares*

Inception (8/04/97)
through 6/30/98                            +8.44%         +2.74%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



PORTFOLIO INFORMATION


As of August 31, 1998

                                               Percent of
Ten Largest Holdings                           Net Assets

Home Depot, Inc. (The), 3.25% due
   10/01/2001                                      3.7%
BankAtlantic Bancorp, Inc.*                        3.5
Pep Boys--Manny, Moe & Jack (The), 4%
   due 9/01/1999                                   3.3
WHX Corporation, 6.50%, Series A                   2.9
Kmart Financing I, 7.75%                           2.6
Assisted Living Concepts, Inc.*                    2.6
US Filter Corp., 4.50% due 12/15/2001              2.5
Tower Automotive, Inc., 5% due 8/01/2004           2.5
Integrated Health Services Inc., 5.75%
   due 1/01/2001                                   2.5
Citizens Utilities Trust, 5%                       2.4

[FN]
*Includes combined holdings.



Merrill Lynch Convertible Fund, Inc.
August 31, 1998


SCHEDULE OF INVESTMENTS                                                                                  (in US dollars)
                 S&P    Moody's        Face                                                                     Value
Industry        Rating   Rating       Amount            Convertible Debentures                 Cost           (Note 1a)
Assisted                                        Assisted Living Concepts, Inc.:
Living--2.6%     NR*     NR*    US$  2,300,000     6% due 11/01/2002                      $   2,323,247    $   1,960,750
                 NR*     NR*           400,000     5.625% due 5/01/2003 (e)                     400,000          322,500
                                                                                          -------------    -------------
                                                                                              2,723,247        2,283,250

Automotive       A-      NR*    C$   1,500,000  Magna International Inc., 4.875%
Parts--11.1%                                    due 2/15/2005 (e)                             1,500,000        1,530,000
                                                Mark IV Industries, Inc.:
                 BB+     Ba2    US$    650,000     4.75% due 11/01/2004                         617,500          542,750
                 BB+     Ba2         1,000,000     4.75% due 11/01/2004 (e)                     923,750          845,000
                 B+      B1          2,000,000  Mascotech, Inc., 4.50% due 12/15/2003         1,840,000        1,742,500
                 BBB     Baa3        3,000,000  Pep Boys--Manny, Moe & Jack (The),
                                                4% due 9/01/1999                              3,006,250        2,940,000
                 B+      NR*         2,250,000  Tower Automotive, Inc., 5% due
                                                8/01/2004                                     2,346,000        2,219,062
                                                                                          -------------    -------------
                                                                                             10,233,500        9,819,312

Aviation                                        Kellstrom Industries Inc.:
Equipment--1.7%  B-      B3          1,000,000     5.75% due 10/15/2002 (e)                   1,000,000        1,010,000
                 B-      B3            500,000     5.50% due 6/15/2003                          500,000          469,375
                                                                                          -------------    -------------
                                                                                              1,500,000        1,479,375

Banking &                                       BankAtlantic Bancorp, Inc.++:
Financial--      NR*     NR*         1,364,000     6.75% due 7/01/2006                        2,377,584        1,677,720
3.5%             NR*     NR*         1,585,000     5.625% due 12/01/2007                      1,591,875        1,446,313
                                                                                          -------------    -------------
                                                                                              3,969,459        3,124,033

Boat Construc-   B+      B2          1,000,000  Halter Marine Group, Inc., 4.50%
tion--0.8%                                      due 9/15/2004                                   897,855          705,000


Conglomerates    NR*     NR*           600,000  Polyphase Corporation, 12% due
--1.4%                                          7/01/1999 (f)++                                 600,000          264,000
                 A-      Ba2         1,100,000  Thermo Electron Corporation, 4.25%
                                                due 1/01/2003                                 1,270,500          958,375
                                                                                          -------------    -------------
                                                                                              1,870,500        1,222,375

Electronics      NR*     NR*    YEN 50,000,000  Matsushita Electric Industrial Co.,
--1.3%                                          Ltd., 1.30% due 3/29/2002                       513,387          463,947
                 NR*     NR*        30,000,000  Sony Corp., 1.40% due 9/30/2003                 361,653          410,540
                 NR*     NR*        30,000,000  Tokyo Electron Limited, 0.90%
                                                due 9/30/2003                                   343,548          262,218
                                                                                          -------------    -------------
                                                                                              1,218,588        1,136,705

Energy--6.3%     A-      Baa2   US$  2,000,000  Diamond Offshore Drilling, Inc.,
                                                3.75% due 2/15/2007                           1,976,875        1,795,000
                 NR*     NR*         1,480,000  Key Energy Group Inc., 5% due
                                                9/15/2004 (e)                                 1,209,039          974,950
                 NR*     NR*           600,000  Lomak Petroleum, Inc., 6% due
                                                2/01/2007                                       584,250          453,000
                 B-      B3            585,000  Parker Drilling Co., 5.50% due
                                                8/01/2004                                       591,337          403,650
                 BBB     Ba1         2,000,000  Pennzoil Co., 4.95% due 8/15/2008             2,027,500        1,930,000
                                                                                          -------------    -------------
                                                                                              6,389,001        5,556,600

Environmental    A-      Baa3        1,605,000  Thermo Ecotek Corp., 4.875%
--4.2%                                          due 4/15/2004 (e)                             1,606,119        1,572,900
                 A-      NR*           750,000  Thermo Fibertek Inc., 4.50% due
                                                7/15/2004 (e)                                   750,000          706,875
                 BBB     Ba1         1,250,000  Waste Management, Inc., 4% due
                                                2/01/2002                                     1,274,375        1,450,000
                                                                                          -------------    -------------
                                                                                              3,630,494        3,729,775

Food &           NR*     NR*    Pound  500,000  Allied Domecq PLC, 6.75% due 7/07/2008          858,247          835,257
Beverage--1.1%                  Sterling
                 NR*     NR*    YEN 14,000,000  Sanyo Coca-Cola Bottling Inc.,
                                                0.90% due 6/30/2003                             146,267          101,147
                                                                                          -------------    -------------
                                                                                              1,004,514          936,404



Merrill Lynch Convertible Fund, Inc.
August 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                      (in US dollars)
                 S&P    Moody's        Face                                                                     Value
Industry        Rating   Rating       Amount            Convertible Debentures                 Cost           (Note 1a)
Healthcare       BBB-    Ba2    US$  1,250,000  HealthSouth Corp., 3.25% due
Services--3.8%                                  4/01/2003                                 $   1,182,500   $   1,175,000
                 B-      B3          2,325,000  Integrated Health Services Inc.,
                                                5.75% due 1/01/2001                           2,373,313       2,194,219
                                                                                          -------------    -------------
                                                                                              3,555,813        3,369,219

Medical          NR*     NR*           550,000  Phoenix Shannon PLC, 9.50% due
Supplies--1.3%                                  11/01/2000 (c)(e)                               216,707            5,500
                 A-      NR*         1,350,000  Thermolase Corporation, 4.375% due
                                                8/05/2004 (e)                                 1,214,433        1,144,125
                                                                                          -------------    -------------
                                                                                              1,431,140        1,149,625

Office           BB+     Baa3        1,500,000  Office Depot, Inc., 4.891% due
Supplies--1.2%                                  11/01/2008 (b)                                  913,369        1,055,625


Paper--1.2%      NR*     NR*         1,200,000  Metsa-Serla OYJ, 4.375% due
                                                10/15/2002                                    1,257,000        1,098,000

Pharmaceuti-     BBB-    Baa3          750,000  ALZA Corporation, 5% due 5/01/2006              750,000          896,250
cals--4.5%       NR*     NR*         1,900,000  Genzyme Corporation, 5.25% due
                                                6/01/2005 (e)                                 1,843,750        1,805,000
                 NR*     NR*         1,200,000  Swiss Life Finance Limited, 2% due
                                                5/20/2003 (into Glaxo Wellcome PLC)           1,272,750        1,248,000
                                                                                          -------------    -------------
                                                                                              3,866,500        3,949,250

Precious         CCC+    B3          1,090,000  Coeur D'Alene Mines Corporation, 7.25%
Metals--0.8%                                    due 10/31/2005 (e)                              801,150          698,963

Real Estate      NR*     B2          1,500,000  Capstone Capital Corp., 6.55% due
Investment                                      3/14/2002                                     1,390,639        1,396,875
Trusts--1.6%


Restaurants--    B       B2            400,000  Hometown Buffet Inc., 7% due 12/01/2002         402,000          479,500
0.5%

Retail--         A+      A1          1,750,000  Home Depot, Inc. (The), 3.25% due
Building                                        10/01/2001++                                  1,754,687        3,292,187
Materials--3.7%

Scientific       A-      NR*         2,000,000  Thermo Cardiosystems, Inc., 4.75%
Equipment--5.0%                                 due 5/15/2004 (e)                             2,000,000        1,887,500
                                                Thermo Instrument Systems Inc.:
                 A       Baa2          250,000     4.50% due 10/15/2003 (e)                     256,875          213,125
                 A-      Baa3        1,750,000     4% due 1/15/2005                           1,743,750        1,465,625
                 A-      Baa3        1,000,000  Thermo Optek Corp., 5% due
                                                10/15/2000 (e)                                1,035,000          897,500
                                                                                          -------------    -------------
                                                                                              5,035,625        4,463,750

Semiconductors   B       NR*           750,000  Cypress Semiconductor Corp., 6%
--0.7%                                          due 10/01/2002 (e)                              750,000          618,750

Technology       NR*     NR*         1,000,000  Apple Computer, Inc., 6% due
--2.8%                                          6/01/2001                                       950,000        1,185,000
                                                Data General Corporation:
                 B       B3          1,250,000     6% due 5/15/2004                           1,205,000          943,750
                 B       B3            500,000     6% due 5/15/2004 (e)                         500,000          371,875
                                                                                          -------------    -------------
                                                                                              2,655,000        2,500,625

Water            BBB-    Ba3         2,350,000  US Filter Corp., 4.50% due 12/15/2001         2,386,000        2,238,375
Treatment
Systems--2.5%

                                                Total Convertible Debentures--63.6%          59,636,081       56,303,573



Merrill Lynch Convertible Fund, Inc.
August 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                      (in US dollars)
                 S&P    Moody's        Face                                                                     Value
Industry        Rating   Rating       Amount         Convertible Preferred Stocks              Cost           (Note 1a)
Banking &        AA      A1             10,000  Jefferson Pilot Corp. (ACES SM)
Financial--1.2%                                 (into Nations Bank Corp.), 7.25% (d)       $    725,000     $  1,097,500

Construction &   BBB+    Baa3           15,000  Fleetwood Capital Trust, 6% (e)                 808,125          718,125
Housing--0.8%

Containers--0.9% BB-     Ba3            20,000  Owens-Illinois, Inc., 4.75%                   1,000,000          792,500

Energy--2.1%     BB-     Ba2            20,000  CalEnergy Capital Trust II, 6.25% (e)         1,000,000          822,500
                 BBB     Baa2           20,000  Unocal Capital Trust, 6.25%                   1,080,000          992,500
                                                                                          -------------    -------------
                                                                                              2,080,000        1,815,000

Oil & Gas        CCC+    Caa            12,000  Chesapeake Energy Corp., 7% (e)                 600,000          288,000
Producers--1.7%  B       B3             27,000  Lomak Financing Trust, 5.75% (e)              1,350,000          756,000
                 BBB-    Baa3           10,000  Occidental Petroleum Corp., $3                  580,600          500,000
                                                                                          -------------    -------------
                                                                                              2,530,600        1,544,000

Paper--2.1%      BBB     Baal           40,000  International Paper Capital
                                                Trust, 5.25%                                  1,902,000        1,820,000

Railroads--0.8%  BB+     Ba2            15,000  Union Pacific Capital Trust, 6.25%              690,938          663,750

Real Estate      BBB     Baa3           20,000  Merry Land & Investment Co., Inc.,
Investment                                      $2.15, Series C                                 509,463          517,500
Trusts--0.6%

Restaurants--    BBB     Baa2           20,000  Wendy's Financing I, 5%, Series A             1,044,750        1,000,000
1.1%

Retail--2.6%     BB-     B1             44,500  Kmart Financing I, 7.75%                      2,417,045        2,333,469

Steel--5.3%      NR*     Baa3           30,000  USX Capital Trust I, 6.75%                    1,387,500        1,252,500
                 B       Caa            60,000  WHX Corporation, 6.50%, Series A              2,584,540        2,580,000
                 A-      A3            103,610  Worthington Industries, Inc., 7.25%
                                                (into Rouge Industries, Inc.)                 1,751,527          880,685
                                                                                          -------------    -------------
                                                                                              5,723,567        4,713,185

Utilities--2.4%  A+      A2             50,500  Citizens Utilities Trust, 5%                  2,191,905        2,089,437

                                                Total Convertible Preferred

                                                Stocks--21.6%                                21,623,393       19,104,466


                                                     Common Stocks & Warrants

Building &                              74,100  Morrison Knudsen Corp. (c)                      919,835          782,681
Construction--0.9%

Conglomerates--0.0%                    105,000  Polyphase Corporation++                         158,550           31,500
                                        52,500  Polyphase Corporation (Warrants)(a)++            13,125            1,050
                                        52,500  Polyphase Corporation (Warrants)(a)++            26,250            7,350
                                                                                          -------------    -------------
                                                                                                197,925           39,900

Consumer Products--0.8%                 35,000  RJR Nabisco Holdings Corp.                    1,142,475          759,063

Mining--0.8%                            37,000  Cyprus Amax Minerals Co.                        625,776          339,937
                                        40,000  Inco Ltd.                                       739,218          335,000
                                                                                          -------------    -------------
                                                                                              1,364,994          674,937

Pharmaceuticals--0.0%                    3,273  Crescendo Pharmaceuticals
                                                Corporation (c)                                  37,640           42,344



Merrill Lynch Convertible Fund, Inc.
August 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                                                                      (in US dollars)
                                      Shares                                                                    Value
Industry                               Held           Common Stocks and Warrants               Cost           (Note 1a)
Semiconductors--0.4%                    32,500  Cypress Semiconductor Corp. (c)          $      452,262    $     199,063
                                        30,000  Integrated Device Technology,
                                                Inc. (c)                                        405,531          135,000


                                                                                                857,793          334,063

Steel--0.3%                             20,000  AK Steel Holding Corporation                    300,775          277,500

Utilities--0.1%                          8,900  Citizens Utilities Company
                                                (Class B)(c)                                     84,213           63,971

                                                Total Common Stocks & Warrants--3.3%          4,905,650        2,974,459

                                          Face
                                         Amount       Short-Term Securities

Commercial                       US$ 1,856,000  General Motors Acceptance Corp.,
Paper**--6.7%                                   5.81% due 9/01/1998                           1,856,000        1,856,000
                                     2,076,000  International Securitization Corp.,
                                                5.56% due 9/03/1998                           2,075,359        2,075,359
                                     2,000,000  Variable Funding Capital, 5.54%
                                                due 9/10/1998                                 1,997,230        1,997,230

                                                Total Investments in Short-Term
                                                Securities--6.7%                              5,928,589        5,928,589

Total Investments--95.2%                                                                  $  92,093,713       84,311,087
                                                                                          =============
Short Sales (Proceeds--$2,947,895)--(3.1%)++                                                                  (2,782,913)

Other Assets Less Liabilities--7.9%                                                                            7,005,907
                                                                                                           -------------
Net Assets--100.0%                                                                                         $  88,534,081
                                                                                                           =============


  *Not Rated.
 **Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rate paid at the time of purchase by the Fund.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
(c)Non-income producing security.
(d)Adjustable Convertible Extendable Securities.
(e)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f)Restricted securities as to resale. The value of the Fund's investment in restricted securities was $264,000, representing 0.3% of net assets.

                           Acquisition                           Value
   Issue                       Date               Cost         (Note 1a)

   Polyphase Corporation,
   12% due 7/01/1999         7/05/1994    $      600,000   $      264,000
                                          --------------   --------------
   Total                                  $      600,000   $      264,000
                                          ==============   ==============

 ++Covered short sales entered into as of August 31, 1998 were as follows:

                                                                Value
   Shares                    Issue                         (Notes 1a & 1h)

   177,000           BankAtlantic Bancorp, Inc.             $  (1,371,750)
    36,600           Home Depot, Inc. (The)                    (1,409,100)
     5,500           Polyphase Corporation                         (2,063)
                                                            -------------
   Total (Proceeds--$2,947,895)                             $  (2,782,913)
                                                            =============

   Ratings of issues shown have not been audited by Deloitte & Touche LLP.


   See Notes to Financial Statements.


Merrill Lynch Convertible Fund, Inc.
August 31, 1998


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1998
Assets:             Investments, at value (identified cost--$92,093,713)
                    (Note 1a)                                                                               $ 84,311,087
                    Cash                                                                                         691,829
                    Foreign cash (Note 1c)                                                                           345
                    Deposits on short sales (Note 1h)                                                          2,411,741
                    Receivables:
                      Securities sold                                                      $  4,326,252
                      Interest                                                                  768,585
                      Dividends                                                                  88,494
                      Capital shares sold                                                         5,330        5,188,661
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          57,515
                                                                                                            ------------
                    Total assets                                                                              92,661,178
                                                                                                            ------------
Liabilities:        Common stock sold short, at market value
                    (proceeds--$2,947,895) (Notes 1a & 1h)                                                     2,782,913
                    Payables:
                      Securities purchased                                                      690,937
                      Capital shares redeemed                                                   264,382
                      Investment adviser (Note 2)                                                49,068
                      Distributor (Note 2)                                                       28,282        1,032,669
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       311,515
                                                                                                            ------------
                    Total liabilities                                                                          4,127,097
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 88,534,081
                                                                                                            ============
Net Assets          Class A Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $    452,227
                    Class B Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            207,258
                    Class C Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             44,545
                    Class D Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             60,911
                    Paid-in capital in excess of par                                                          93,379,881
                    Undistributed investment income--net                                                       2,510,665
                    Accumulated distributions in excess of realized capital
                    gains on investments and foreign currency transactions
                    --net (Note 1g)                                                                             (503,861)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                         (7,617,545)
                                                                                                            ------------
                    Net assets                                                                              $ 88,534,081
                                                                                                            ============
Net Asset Value:    Class A--Based on net assets of $52,424,646 and 4,522,270
                    shares outstanding                                                                      $      11.59
                                                                                                            ============
                    Class B--Based on net assets of $23,899,890 and 2,072,575
                    shares outstanding                                                                      $      11.53
                                                                                                            ============
                    Class C--Based on net assets of $5,138,601 and 445,454
                    shares outstanding                                                                      $      11.54
                                                                                                            ============
                    Class D--Based on net assets of $7,070,944 and 609,107
                    shares outstanding                                                                      $      11.61
                                                                                                            ============
                    See Notes to Financial Statements.


Merrill Lynch Convertible Fund, Inc.
August 31, 1998



FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended August 31, 1998
Investment          Interest and discount earned (net of $320 foreign
Income              withholding tax)                                                                        $  4,083,973
(Notes 1d & 1e):    Dividends (net of $277 foreign withholding tax)                                            1,368,733
                                                                                                            ------------
                    Total income                                                                               5,452,706
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $    570,057
                    Professional fees                                                           191,382
                    Account maintenance and distribution fees--Class B
                    (Note 2)                                                                    158,876
                    Accounting services (Note 2)                                                106,046
                    Registration fees (Note 1f)                                                  69,860
                    Transfer agent fees--Class A (Note 2)                                        68,305
                    Interest on securities sold short                                            61,603
                    Printing and shareholder reports                                             57,888
                    Directors' fees and expenses                                                 44,030
                    Account maintenance and distribution fees--Class C
                    (Note 2)                                                                     31,270
                    Dividends on securities sold short                                           21,412
                    Transfer agent fees--Class B (Note 2)                                        18,510
                    Custodian fees                                                               11,858
                    Account maintenance fees--Class D (Note 2)                                   10,136
                    Pricing services                                                              4,228
                    Transfer agent fees--Class D (Note 2)                                         3,979
                    Transfer agent fees--Class C (Note 2)                                         3,694
                    Other                                                                         4,083
                                                                                           ------------
                    Total expenses                                                                             1,437,217
                                                                                                            ------------
                    Investment income--net                                                                     4,015,489
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                          733,576
(Loss) on             Foreign currency transactions--net                                        (93,613)         639,963
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      (12,657,876)
(Notes 1b, 1c,        Foreign currency transactions--net                                            308      (12,657,568)
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized loss on investments
                    and foreign currency transactions                                                        (12,017,605)
                                                                                                            ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $ (8,002,116)
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Convertible Fund, Inc.
August 31, 1998



FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                             For the      For the Period      For the
                                                                            Year Ended     Jan. 1, 1997      Year Ended
                                                                            August 31,    to August 31,       Dec. 31,
Increase (Decrease) in Net Assets:                                             1998            1997             1996
Operations:         Investment income--net                                 $  4,015,489    $  8,745,876     $ 14,105,139
                    Realized gain on investments and foreign
                    currency transactions--net                                  639,963      50,580,734       19,882,034
                    Income taxes on realized gain on investments                     --              --       (4,841,320)
                    Change in unrealized appreciation/depreciation
                    on investments and foreign currency
                    transactions--net                                       (12,657,568)    (31,783,237)      17,386,219
                                                                           ------------    ------------     ------------
                    Net increase (decrease) in net assets resulting
                    from operations                                          (8,002,116)     27,543,373       46,532,072
                                                                           ------------    ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                (1,935,219)             --               --
Shareholders          Class B                                                  (157,651)             --               --
(Note 1g):            Class C                                                   (24,527)             --               --
                      Class D                                                   (32,775)             --               --
                      Income Shares                                                  --      (8,134,631)++   (14,192,493)++
                    Realized gain on investment--net:
                      Class A                                               (27,880,328)             --       (7,473,704)++++
                      Class B                                                  (924,500)             --               --
                      Class C                                                  (145,575)             --               --
                      Class D                                                  (179,577)             --               --
                    In excess of realized gain on investments--net:
                      Class A                                                  (458,015)             --               --
                      Class B                                                   (15,188)             --               --
                      Class C                                                    (2,391)             --               --
                      Class D                                                    (2,950)             --               --
                                                                           ------------    ------------     ------------
                    Net decrease in net assets resulting from
                    dividends and distributions to shareholders             (31,758,696)     (8,134,631)     (21,666,197)
                                                                           ------------    ------------     ------------

Capital Share       Net decrease in net assets from capital share
Transactions        transactions                                            (14,230,110)   (190,895,600)              --
(Note 4):           Proceeds from issuance of Common Stock resulting
                    from reorganization                                      24,580,592              --               --
                    Offering costs from issuance of Common Stock
                    resulting from reorganization                              (371,604)             --               --
                    Offering costs resulting from issuance of new
                    classes of shares                                                --        (190,000)              --
                                                                           ------------    ------------     ------------
                    Net increase (decrease) in net assets derived
                    from capital share transactions                           9,978,878    (191,085,600)              --
                                                                           ============    ============     ============

Net Assets:         Total increase (decrease) in net assets                 (29,781,934)   (171,676,858)      24,865,875
                    Beginning of period                                     118,316,015     289,992,873      265,126,998
                                                                           ------------    ------------     ------------
                    End of period*                                         $ 88,534,081    $118,316,015     $289,992,873
                                                                           ============    ============     ============

                   *Undistributed investment income--net                   $  2,510,665    $    645,348     $    128,996
                                                                           ============    ============     ============

                  ++Dividends from investment income--net during this time period reflect when the Fund was a dual-structure closed-end management investment company. All dividends were paid to Income Shareholders.
                    Such shares were redeemed on July 31, 1997.
                ++++Formerly Capital Shares.

                    See Notes to Financial Statements.


Merrill Lynch Convertible Fund, Inc.
August 31, 1998



FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                  Class A++++++++

The following per share data and ratios              For the      For the
have been derived from information provided           Year        Period
in the financial statements.                          Ended    Jan. 1, 1997
                                                     Aug. 31,   to Aug. 31,         For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:              1998+++      1997+++     1996+++      1995        1994       1993
Per Share           Net asset value,
Operating           beginning of period            $   17.36    $   15.57   $   13.43  $   11.13   $   13.21   $   12.87
Performance++++:                                   ---------    ---------   ---------  ---------   ---------   ---------

                    Investment income--net               .60          .06          --         --          --          --
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                  (1.37)        1.75        2.78       2.66       (2.12)       1.43
                                                   ---------    ---------   ---------  ---------   ---------   ---------

                    Total from investment
                    operations                          (.77)        1.81        2.78       2.66       (2.12)       1.43
                                                   ---------    ---------   ---------  ---------   ---------   ---------

                    Less dividends and
                    distributions:
                      Investment income--net            (.32)          --          --         --          --          --
                      Realized gain on
                      investments--net                 (4.55)          --        (.64)      (.36)       (.01)      (1.17)
                      In excess of realized
                      gain on investments--net          (.07)          --          --         --          --          --
                                                   ---------    ---------   ---------  ---------   ---------   ---------
                    Total dividends and
                    distributions                      (4.94)          --        (.64)      (.36)       (.01)      (1.17)
                                                   ---------    ---------   ---------  ---------   ---------   ---------
                    Capital charge resulting from
                    issuance of Common Stock            (.06)          --          --         --          --          --
                                                   ---------    ---------   ---------  ---------   ---------   ---------
                    Effect of repurchase of
                    Treasury Stock                        --           --          --         --++       .05         .08
                                                   ---------    ---------   ---------  ---------   ---------   ---------
                    Capital charge resulting
                    from issuance of new
                    classes of shares                     --         (.02)         --         --          --          --
                                                   ---------    ---------   ---------  ---------   ---------   ---------
                    Net asset value,
                    end of period                  $   11.59    $   17.36   $   15.57  $   13.43   $   11.13   $   13.21
                                                   =========    =========   =========  =========   =========   =========

Total Investment    Based on net asset
Return:**           value per share                   (7.03%)      11.50%+++++ 20.60%     24.44%     (15.68%)     13.94%
                                                   =========    =========   =========  =========   =========   =========

Ratios to Average   Expenses***                        1.29%         .90%*       .78%       .79%        .87%        .80%
Net Assets:                                        =========    =========   =========  =========   =========   =========
                    Investment income--net             4.48%         4.76*      4.98%      5.40%       5.43%       5.10%
                                                   =========    =========   =========  =========   =========   =========

Supplemental        Net assets, end of period
Data:               (in thousands)                 $  52,425    $ 110,178   $ 289,993  $ 265,127   $ 238,466   $ 274,999
                                                   =========    =========   =========  =========   =========   =========
                    Portfolio turnover               155.20%       92.86%     129.06%     87.69%      69.37%     116.03%
                                                   =========    =========   =========  =========   =========   =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                    Performance results prior to August 4, 1997 are for when the Fund was a dual-structure closed-end management investment company and include only the returns for the Capital Shares but exclude results from the Income Shares.
                 ***Excluding taxes on undistributed net realized long-term capital gains for years prior to the period January 1, 1997 to August 31,
                    1997.
                  ++Amount is less than $.01 per share.
                ++++Excludes the effect of per share operating performance of the
                    Fund's Income Shares, which were redeemed on July 31, 1997. Per share operating performance prior to the period January 1, 1997 to
                    August 1, 1997 reflects when the Fund was a dual-structure closed-
                    end management investment company. For the period January 1, 1997 to
                    July 31, 1997, investment income--net per Income Share was $0.73 and dividends of investment income--net per Income Share were $0.70.
                 +++Based on average shares outstanding.
               +++++Aggregate total investment return.
            ++++++++Formerly Capital Shares.

                    See Notes to Financial Statements.



Merrill Lynch Convertible Fund, Inc.
August 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                         Class B+++++            Class C+++++           Class D+++++

The following per share data and ratios            For the      For the      For the    For the      For the     For the
have been derived from information provided          Year       Period         Year     Period        Year       Period
in the financial statements.                        Ended    Aug. 4, 1997++   Ended  Aug. 4, 1997++   Ended   Aug. 4, 1997++
                                                   August 31,  to Aug. 31,  August 31,  to Aug. 31, August 31,  to Aug. 31,
Increase (Decrease) in Net Asset Value:              1998        1997          1998       1997        1998        1997
Per Share           Net asset value,
Operating           beginning of period            $   17.35    $   16.91   $   17.36  $   16.91   $   17.36   $   16.91
Performance:                                       ---------    ---------   ---------  ---------   ---------   ---------
                    Investment income--net               .44          .05         .44        .05         .54         .07
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                  (1.34)         .39       (1.34)       .40       (1.34)        .38
                                                   ---------    ---------   ---------  ---------   ---------   ---------
                    Total from investment
                    operations                          (.90)         .44        (.90)       .45        (.80)        .45
                                                   ---------    ---------   ---------  ---------   ---------   ---------
                    Less dividends and
                    distributions:
                      Investment income--net            (.28)          --        (.28)        --        (.31)         --
                      Realized gain on
                      investments--net                 (4.55)          --       (4.55)        --       (4.55)         --
                      In excess of realized
                      gain on investments--net          (.07)          --        (.07)        --        (.07)         --
                                                   ---------    ---------   ---------  ---------   ---------   ---------
                    Total dividends and
                    distributions                      (4.90)          --       (4.90)        --       (4.93)         --
                                                   ---------    ---------   ---------  ---------   ---------   ---------
                    Capital charge resulting
                    from issuance of Common
                    Stock                               (.02)          --        (.02)        --        (.02)         --
                                                   ---------    ---------   ---------  ---------   ---------   ---------
                    Net asset value,
                    end of period                  $   11.53    $   17.35   $   11.54  $   17.36   $   11.61   $   17.36
                                                   =========    =========   =========  =========   =========   =========

Total Investment    Based on net asset
Return:**           value per share                   (7.76%)       2.60%+++   (7.76%)     2.66%+++   (6.96%)      2.66%+++
                                                   =========    =========   =========  =========   =========   =========

Ratios to Average   Expenses                           2.35%        2.66%*      2.36%      2.74%*      1.59%       1.92%*
Net Assets:                                        =========    =========   =========  =========   =========   =========
                    Investment income--net             3.31%        3.77%*      3.34%      3.58%*      4.02%       4.81%*
                                                   =========    =========   =========  =========   =========   =========

Supplemental        Net assets, end of period
Data:               (in thousands)                 $  23,900    $   5,759   $   5,138  $   1,014   $   7,071   $   1,365
                                                   =========    =========   =========  =========   =========   =========
                    Portfolio turnover               155.20%       92.86%     155.20%     92.86%     155.20%      92.86%
                                                   =========    =========   =========  =========   =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggretate total investment return.
               +++++Based on average shares outstanding.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.


Merrill Lynch Convertible Fund, Inc.
August 31, 1998

NOTES TO FINANCIAL STATEMENTS (continued)


* Foreign currency options and futures--The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $25,317 have been reclassified between accumulated distributions in excess of net realized capital gains and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Fund Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily net assets of the Fund.


Merrill Lynch Convertible Fund, Inc.
August 31, 1998


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                          Account     Distribution
                      Maintenance Fee      Fee

Class B                     0.25%          0.75%
Class C                     0.25%          0.75%
Class D                     0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                            MLFD     MLPF&S

Class A                   $4,537    $ 6,208
Class D                   $3,366    $47,365

For the year ended August 31, 1998, MLPF&S received contingent deferred sales charges of $72,765 and $13,971 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $30,723 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 1998.

During the year ended August 31, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $504 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.
Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1998 were $137,046,369 and $147,006,655, respectively.

Net realized gains (losses) for the year ended August 31, 1998 and net unrealized gains (losses) as of August 31, 1998 were as follows:


                                   Realized       Unrealized
                                Gains (Losses)  Gains (Losses)

Long-term investments            $  1,348,043   $ (7,782,626)
                                 ------------   ------------
Short-term investments                   (334)            --
Short sales                          (614,133)       164,982
Foreign currency transactions         (93,613)            99
                                 ------------   ------------
Total                            $    639,963   $ (7,617,545)
                                 ============   ============

As of August 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $7,953,776, of which $2,771,371 related to appreciated securities and $10,725,147 related to depreciated securities. The aggregate cost of investments at August 31, 1998 for Federal income tax purposes was $92,264,863.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $9,978,878 and $(191,085,600) for the year ended
August 31, 1998 and for the period January 1, 1997 to August 31,
1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                           270,139   $  3,520,626
Shares issued to shareholders
in reinvestment of dividends
and distributions                     810,769     10,502,647
Shares issued resulting from
reorganization                        237,740      2,970,678
                                 ------------   ------------
Total issued                        1,318,648     16,993,951
Shares redeemed                    (3,142,799)   (41,731,802)
                                 ------------   ------------
Net decrease                       (1,824,151)  $(24,737,851)
                                 ============   ============



Merrill Lynch Convertible Fund, Inc.
August 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)



Class A Shares for the Period
January 1, 1997 to                                  Dollar
August 31, 1997                       Shares        Amount

Shares sold                            45,211   $    774,119
Shares redeemed                    (5,352,490)   (91,314,601)
                                 ------------   ------------
Net decrease                       (5,307,279)  $(90,540,482)
                                 ============   ============


Class B Shares
for the Year                                        Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                         1,051,524   $ 13,706,977
Shares issued to shareholders
in reinvestment of dividends
and distributions                      76,312        984,129
Shares issued resulting from
reorganization                      1,064,812     14,537,285
                                 ------------   ------------
Total issued                        2,192,648     29,228,391
Automatic conversion
of shares                              (8,227)      (103,231)
Shares redeemed                      (443,710)    (6,457,825)
                                 ------------   ------------
Net increase                        1,740,711   $ 22,667,335
                                 ============   ============


Class B Shares for the Period
August 4, 1997++ to                                 Dollar
August 31, 1997                       Shares        Amount

Shares sold                           347,816   $  5,946,236
Shares redeemed                       (15,952)      (272,208)
                                 ------------   ------------
Net increase                          331,864   $  5,674,028
                                 ============   ============

[FN]
++Commencement of operations.


Class C Shares
for the Year                                        Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                           376,135   $  5,016,545
Shares issued to shareholders
in reinvestment of dividends
and distributions                      11,912        153,615
Shares issued resulting from
reorganization                         71,543        970,911
                                 ------------   ------------
Total issued                          459,590      6,141,071
Shares redeemed                       (72,548)    (1,099,949)
                                 ------------   ------------
Net increase                          387,042   $  5,041,122
                                 ============   ============


Class C Shares for the Period
August 4, 1997++ to                                 Dollar
August 31, 1997                       Shares        Amount

Shares sold                            59,874   $  1,024,877
Shares redeemed                        (1,462)       (25,410)
                                 ------------   ------------
Net increase                           58,412   $    999,467
                                 ============   ============

[FN]
++Commencement of operations.



Class D Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                           222,720   $  2,911,763
Automatic conversion
of shares                               8,184        103,231
Shares issued to shareholders
in reinvestment of dividends
and distributions                      13,888        179,305
Shares issued resulting from
reorganization                        417,921      5,730,114
                                 ------------   ------------
Total issued                          662,713      8,924,413
Shares redeemed                      (132,230)    (1,916,141)
                                 ------------   ------------
Net increase                          530,483   $  7,008,272
                                 ============   ============


Class D Shares for the Period
August 4, 1997++ to                                 Dollar
August 31, 1997                       Shares        Amount

Shares sold                            96,058   $  1,653,202
Shares redeemed                       (17,434)      (302,405)
                                 ------------   ------------
Net increase                           78,624   $  1,350,797
                                 ------------   ------------

[FN]
++Commencement of operations.

5. Acquisition of Merrill Lynch Global
Convertible Fund, Inc.:
On May 11, 1998, the Fund acquired all of the net assets of Merrill Lynch Global Convertible Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 2,702,091 shares of common stock of Merrill Lynch Global Convertible Fund, Inc. for 1,792,016 shares of common stock of the Fund. Merrill Lynch Global Convertible Fund, Inc.'s net assets on that date of $24,580,592, including $838,915 of unrealized appreciation and $30,089 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $114,878,809.




Merrill Lynch Convertible Fund, Inc.
August 31, 1998


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Convertible Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Convertible Fund, Inc. as of August 31, 1998, the related statements of operations for the year then ended and the statements of changes in net assets for the year ended August 31, 1998 and the period January 1, 1997 to August 31, 1997 and for the year ended December 31, 1996 and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Convertible Fund, Inc. as of August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 16, 1998
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Convertible Fund, Inc. during the taxable year ended August 31, 1998:
                                                   Qualifying     Non-Qualifying     Total      Long-Term
                           Record      Payable      Ordinary         Ordinary       Ordinary     Capital
                            Date         Date        Income           Income         Income       Gains
Class A Shares
                          9/15/97      9/23/97       $.025897        $.143070      $.168967     $4.420817*
                          12/10/97     12/18/97      $.094181        $.267855      $.362036         --
Class B Shares
                          9/15/97      9/23/97       $.023976        $.132461      $.156437     $4.420817*
                          12/10/97     12/18/97      $.085760        $.243906      $.329666         --
Class C Shares
                          9/15/97      9/23/97       $.023975        $.132453      $.156428     $4.420817*
                          12/10/97     12/18/97      $.084746        $.241022      $.325768         --
Class D Shares
                          9/15/97      9/23/97       $.025324        $.139905      $.165229     $4.420817*
                          12/10/97     12/18/97      $.091762        $.260975      $.352737         --

*Of this distribution, 62.63% is subject to the 28% tax rate and 37.37% is subject to the 20% tax rate.

 The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

 Please retain this information for your records.